SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : August 27, 2001


      STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-16               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2001 among Structured Asset Securities Corporation, as depositor, Washington Mutual Mortgage Securities Corp. and Aurora Loan Services Inc., as master servicers, Bank One, N.A., as Trustee, and The Chase Manhattan Bank, as Securities Adaministrator. On August 27, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 27, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  August 30, 2001            By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 27, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 27, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 27, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                    Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest       Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      109,713,000.00     100,173,860.68   4,620,041.39    667,825.74    5,287,867.13     0.00     0.00           95,553,819.29
IA2          509,351.00         496,479.67         544.55          0.00          544.55     0.00     0.00              495,935.12
IIA1      51,424,000.00      42,806,102.45   4,342,934.47    151,337.41    4,494,271.88     0.00     0.00           38,463,167.98
IIA4         958,956.00         745,700.70      63,510.04          0.00       63,510.04     0.00     0.00              682,190.66
IIIA1     46,757,000.00      40,902,616.91   3,165,657.33    148,016.34    3,313,673.67     0.00     0.00           37,736,959.58
IIIA4        437,202.00         411,203.08      35,353.49          0.00       35,353.49     0.00     0.00              375,849.59
IVA1     263,356,000.00     250,929,224.27   4,794,878.47  1,350,343.84    6,145,222.31     0.00     0.00          246,134,345.80
B1I        4,158,000.00       4,152,911.30       2,582.59     24,225.32       26,807.91     0.00     0.00            4,150,328.71
B2I        1,202,000.00       1,200,528.95         746.58      8,003.53        8,750.11     0.00     0.00            1,199,782.37
B3I          655,000.00         654,198.39         406.83      4,361.32        4,768.15     0.00     0.00              653,791.56
B4I          545,000.00         544,333.01         338.51      3,628.89        3,967.40     0.00     0.00              543,994.50
B5I          218,000.00         217,733.21         135.40      1,451.55        1,586.95     0.00     0.00              217,597.81
B6I          337,609.00         337,213.39         209.70      2,248.09        2,457.79     0.00     0.00              337,003.69
B1II       3,402,000.00       3,399,849.64       1,067.28     19,145.82       20,213.10     0.00     0.00            3,398,782.36
B2II       1,361,000.00       1,360,104.86         444.28      7,659.26        8,103.54     0.00     0.00            1,359,660.58
B3II       1,361,000.00       1,360,139.73         426.98      7,659.45        8,086.43     0.00     0.00            1,359,712.75
B4II       1,361,000.00       1,360,139.73         426.98      7,659.45        8,086.43     0.00     0.00            1,359,712.75
B5II         680,000.00         679,570.18         213.33      3,826.91        4,040.24     0.00     0.00              679,356.85
B6II         682,209.00         681,795.36         196.73      3,839.44        4,036.17     0.00     0.00              681,598.63
R1               100.00               0.00           0.00          0.00            0.00     0.00     0.00                    0.00
R2               100.00               0.00           0.00          0.00            0.00     0.00     0.00                    0.00
IIA2       1,000,000.00         832,414.87      84,453.45      2,942.93       87,396.38     0.00     0.00              747,961.42
IIIA2      1,000,000.00         874,791.31      67,704.46      3,165.65       70,870.11     0.00     0.00              807,086.85
TOTALS   491,118,527.00     454,120,911.69  17,182,272.84  2,417,340.94   19,599,613.78     0.00     0.00          436,938,638.85

IA3        8,249,113.00       7,484,216.84           0.00     49,894.78       49,894.78     0.00     0.00            7,065,628.41
IIA3      52,424,000.00      43,638,517.32           0.00    136,643.11      136,643.11     0.00     0.00           39,211,129.39
IIA5       1,449,756.00       1,224,639.12           0.00      8,164.26        8,164.26     0.00     0.00            1,094,634.34
IIIA3     47,757,000.00      41,777,408.21           0.00    127,334.06      127,334.06     0.00     0.00           38,544,046.43
IIIA5      1,777,463.00       1,560,003.72           0.00     10,400.02       10,400.02     0.00     0.00            1,430,390.66
IVA2     263,356,000.00     250,929,224.27           0.00     62,732.31       62,732.31     0.00     0.00          246,134,345.80
B1IX       4,158,000.00       4,152,911.30           0.00      3,460.76        3,460.76     0.00     0.00            4,150,328.71
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RBS5      913.05370084   42.11024573    6.08702469   48.19727042     870.94345511           IA1        8.000000 %
IA2      86358RBT3      974.72994065    1.06910559    0.00000000    1.06910559     973.66083506           IA2        0.000000 %
IIA1     86358RBV8      832.41487341   84.45345500    2.94293346   87.39638846     747.96141840          IIA1        4.242500 %
IIA4     86358RBX4      777.61722123   66.22831496    0.00000000   66.22831496     711.38890627          IIA4        0.000000 %
IIIA1    86358RBZ9      874.79130205   67.70445773    3.16565092   70.87010865     807.08684432          IIIA1       4.342500 %
IIIA4    86358RCB1      940.53339189   80.86305644    0.00000000   80.86305644     859.67033545          IIIA4       0.000000 %
IVA1     86358RCD7      952.81377402   18.20683208    5.12744665   23.33427873     934.60694193          IVA1        6.457648 %
B1I      86358RCF2      998.77616643    0.62111352    5.82619529    6.44730880     998.15505291           B1I        7.000000 %
B2I      86358RCG0      998.77616473    0.62111481    6.65851082    7.27962562     998.15504992           B2I        8.000000 %
B3I      86358RCH8      998.77616794    0.62111450    6.65850382    7.27961832     998.15505344           B3I        8.000000 %
B4I      N/A            998.77616514    0.62111927    6.65851376    7.27963303     998.15504587           B4I        8.000000 %
B5I      N/A            998.77619266    0.62110092    6.65848624    7.27958716     998.15509174           B5I        8.000000 %
B6I      N/A            998.82820067    0.62113273    6.65885684    7.27998957     998.20706794           B6I        8.000000 %
B1II     86358RCJ4      999.36791299    0.31372134    5.62781305    5.94153439     999.05419165          B1II        6.757647 %
B2II     86358RCK1      999.34229243    0.32643644    5.62767083    5.95410727     999.01585599          B2II        6.757647 %
B3II     86358RCL9      999.36791330    0.31372520    5.62781043    5.94153564     999.05418810          B3II        6.757647 %
B4II     N/A            999.36791330    0.31372520    5.62781043    5.94153564     999.05418810          B4II        6.757647 %
B5II     N/A            999.36791176    0.31372059    5.62780882    5.94152941     999.05419118          B5II        6.757647 %
B6II     N/A            999.39367555    0.28837204    5.62795272    5.91632476     999.10530351          B6II        6.757647 %
R1       86358RCM7        0.00000000    0.00000000    0.00000000    0.00000000       0.00000000           R1         8.000000 %
R2       86358RCN5        0.00000000    0.00000000    0.00000000    0.00000000       0.00000000           R2         6.757647 %
IIA2     N/A            832.41487000   84.45345000    2.94293000   87.39638000     747.96142000          IIA2        4.242500 %
IIIA2    N/A            874.79131000   67.70446000    3.16565000   70.87011000     807.08685000          IIIA2       4.342500 %
TOTALS                  924.66662674   34.98600011    4.92211311   39.90811322     889.68062663

IA3      86358RBU0      907.27534463    0.00000000    6.04850243    6.04850243     856.53189743           IA3        8.000000 %
IIA3     86358RBW6      832.41487334    0.00000000    2.60649912    2.60649912     747.96141824          IIA3        3.757500 %
IIA5     86358RBY2      844.72084958    0.00000000    5.63147178    5.63147178     755.04729072          IIA5        8.000000 %
IIIA3    86358RCA3      874.79130201    0.00000000    2.66629101    2.66629101     807.08684444          IIIA3       3.657500 %
IIIA5    86358RCC9      877.65749273    0.00000000    5.85104725    5.85104725     804.73723504          IIIA5       8.000000 %
IVA2     86358RCE5      952.81377402    0.00000000    0.23820346    0.23820346     934.60694193          IVA2        0.300000 %
B1IX     86358RCX3      998.77616643    0.00000000    0.83231361    0.83231361     998.15505291          B1IX        1.000000 %

-----------------------------------------------------------------------------------------------------   -------------------

                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 27, 2001


               Scheduled Principal Amounts                                                              202,687.68
                        Group 1 Scheduled Principal Amounts                                              65,483.63
                        Group 2 Scheduled Principal Amounts                                              28,403.08
                        Group 3 Scheduled Principal Amounts                                              27,279.11
                        Group 4 Scheduled Principal Amounts                                              81,521.86

               Unscheduled Principal Amounts                                                         16,979,585.15
                        Group 1 Unscheduled Principal Amounts                                         4,557,415.70
                        Group 2 Unscheduled Principal Amounts                                         4,463,595.24
                        Group 3 Unscheduled Principal Amounts                                         3,242,442.04
                        Group 4 Unscheduled Principal Amounts                                         4,716,132.17

               Aggregate  Advances                                                                     0.00
                       Group 1  Aggregate  Advances                                                    0.00
                       Group 2 Aggregate  Advances                                                     0.00
                       Group 3 Aggregate  Advances                                                     0.00
                       Group 4 Aggregate  Advances                                                     0.00

               Ending Principal Balance                                                             436,941,483.79
                       Group 1 Ending Principal Balance                                              99,745,076.41
                       Group 2 Ending Principal Balance                                              41,683,729.98
                       Group 3 Ending Principal Balance                                              40,536,645.44
                       Group 4 Ending Principal Balance                                             254,976,031.96

               Current Period Realized Losses                                                          0.00
                       Group 1 Current Period Realized Losses                                          0.00
                       Group 2 Current Period Realized Losses                                          0.00
                       Group 3 Current Period Realized Losses                                          0.00
                       Group 4 Current Period Realized Losses                                          0.00

               Bankruptcy Losses                                                                       0.00
                       Group 1 Bankruptcy Losses                                                       0.00
                       Group 2 Bankruptcy Losses                                                       0.00
                       Group 3 Bankruptcy Losses                                                       0.00
                       Group 4 Bankruptcy Losses                                                       0.00

               Fraud Losses                                                                            0.00
                       Group 1 Fraud Losses                                                            0.00
                       Group 2 Fraud Losses                                                            0.00
                       Group 3 Fraud Losses                                                            0.00
                       Group 4 Fraud Losses                                                            0.00

               Special Hazard Losses                                                                   0.00
                       Group 1 Special Hazard Losses                                                   0.00
                       Group 2 Special Hazard Losses                                                   0.00
                       Group 3 Special Hazard Losses                                                   0.00
                       Group 4 Special Hazard Losses                                                   0.00

               Group 1,2,3 Bankruptcy Loss Amount                                                131,326.00
               Group 4 Bankruptcy Loss Amount                                                    100,000.00

               Group 1,2,3 Fraud Loss Amount                                                   2,189,153.00
               Group 4 Fraud Loss Amount                                                       2,722,034.00

               Group 1,2,3,4 Special Hazard Loss Amount                                       10,302,057.00

               Servicing Fees                                                                    180,525.37

               Sub-Servicing Fees (includes Retained Interest)                                     5,949.21

               Trustee Fees                                                                        1,324.53





                                      -8-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 27, 2001


Sec. 4.03(ix)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

               Group 1
               Category              Number          Principal Balance            Percentage
                1 Month              6                 1,053,879.10                  1.06 %
                2 Month              4                   528,067.70                  0.53 %
                3 Month              0                         0.00                  0.00 %
                Total                10                1,581,946.80                  1.59 %


                Group 2
               Category              Number          Principal Balance            Percentage
                1 Month              2                   149,476.55                  0.36 %
                2 Month              0                         0.00                  0.00 %
                3 Month              0                         0.00                  0.00 %
                Total                2                   149,476.55                  0.36 %

                Group 3
               Category              Number          Principal Balance            Percentage
                1 Month              2                   311,179.92                  0.77 %
                2 Month              1                   184,386.04                  0.45 %
                3 Month              0                         0.00                  0.00 %
                Total                3                   495,565.96                  1.22 %

                Group 4
               Category              Number          Principal Balance            Percentage

                1 Month              4                 2,582,708.54                  1.01 %
                2 Month              2                   822,899.96                  0.32 %
                3 Month              0                         0.00                  0.00 %
                 Total               6                 3,405,608.50                  1.33 %

               Group Totals
               Category              Number          Principal Balance            Percentage
                1 Month             14                 4,097,244.11                  0.94 %
                2 Month              7                 1,535,353.70                  0.35 %
                3 Month              0                         0.00                  0.00 %
                 Total              21                 5,632,597.81                  1.29 %


               Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %









                                      -9-

             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 27, 2001


Sec. 4.03(x)   Number and Aggregate Principal Amounts of REO Loans


                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %


               Aggregate Outstanding Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00










                                      -10-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 27, 2001

Sec. 4.03(viv  Aggregate Outstanding Prepayment Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------


